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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2005

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                           iLINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                      1-13725                76-0545043
  (STATE OR OTHER JURISDICTION          (COMMISSION          (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NO.)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA               85018
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

On March 1, 2005, iLinc Communications, Inc. ("the Company") filed a Schedule TO (Rule 14d-100) Tender Offer Statement Under Section 14(D)(1) or 13(E)(1) of The Securities Exchange Act Of 1934. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

99.1              Press release dated March 2, 2005 issued by iLinc
                  Communications, Inc.
                  Filed herewith.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iLINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers, Jr.
                                           -------------------------------------
                                           President and Chief Executive Officer
Date:  March 2, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
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 99.1         Copy of press release issued by iLinc Communications, Inc. on
              March 2, 2005.